Exhibit 99.1 CORPORATE OVERVIEW September 2023 © 2023 Invivyd, Inc. Invivyd and the Invivyd logo are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward- looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, our mission to rapidly deliver antibodies that protect vulnerable populations from viral threats; the future of the COVID-19 landscape; our expectations regarding the size of target patient populations and the potential market opportunity for our product candidates, as well as our market position; our beliefs regarding the clinical utility of anti-SARS-CoV-2 monoclonal antibodies (mAbs) and our product candidates; the potential of our platform-based approach to continuously discover and optimize mAb candidates that can perpetually protect the vulnerable from serious viral threats; the anticipated broad activity and prolonged utility of VYD222; our ongoing research and clinical development plans and the timing thereof, including with respect to VYD222; the possibility of a unique, rapid development pathway to potential emergency use authorization (EUA) in the U.S. for mAbs using immunobridging via serum neutralizing titers; the anticipated CANOPY clinical trial design, including our plans to use an immunobridging approach comparing data obtained in the CANOPY clinical trial to certain historical adintrevimab data; our expectation to rapidly generate clinical data in the CANOPY clinical trial for a potential VYD222 EUA submission, and the timing of anticipated initial primary endpoint data from the CANOPY clinical trial; our plans to generate a robust pipeline of product candidates which, if authorized or approved, could be used in prevention or treatment of serious viral diseases, starting with COVID-19 and expanding into influenza and other high-need indications; our belief that our existing cash resources will be sufficient to support operating runway into the fourth quarter of 2024; and other statements that are not historical fact. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: the timing and progress of our discovery, preclinical and clinical development activities; our ability to rapidly generate the clinical data needed from the CANOPY clinical trial to support a potential EUA submission for VYD222; clinical trial site activation or enrollment rates that are lower than expected; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the predictability of clinical success of VYD222 or other product candidates based on neutralizing activity in preclinical studies; the risk that results of preclinical studies or clinical trials may not be predictive of future results in connection with current or future clinical trials; variability of results in models used to predict activity against SARS- CoV-2 variants of concern; changes in expected or existing competition; changes in the regulatory environment; the uncertainties and timing of the regulatory approval process; whether our platform-based approach enables us to continuously discover and optimize mAb candidates that can perpetually protect the vulnerable from serious viral threats; whether VYD222 or any other product candidate is able to demonstrate and sustain neutralizing activity against predominant SARS-CoV-2 variants, particularly in the face of viral evolution; whether we are able to successfully submit an EUA in the future, and the outcome of any such EUA submission; whether our research and development efforts will identify and result in safe and effective therapeutic options for infectious diseases other than COVID-19; and whether we have adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause our actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2022 filed with the Securities and Exchange Commission (SEC), and in our other filings with the SEC, and in our future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and we undertake no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. © 2023 Invivyd, Inc. Invivyd and the Invivyd logo are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners. 2

INVIVYD IS ON A MISSION TO RAPIDLY DELIVER ANTIBODIES THAT PROTECT VULNERABLE POPULATIONS FROM VIRAL THREATS, STARTING WITH COVID-19 Near-Term Opportunity 8-18M Zero immunocompromised people authorized or approved EUA pathway provides the in the U.S. alone who may not monoclonal antibodies opportunity to rapidly bring a adequately respond to (mAbs) in the U.S. to much needed therapeutic to 1-4 COVID-19 vaccination prevent symptomatic immunocompromised people COVID-19 References: 1. Harpaz JAMA 2016; 2. Patel Emerg Infect Dis 2020; 3. U.S. 2020 Census Bureau Data; 4. Lee BMJ 2022 3

MANY IMMUNOCOMPROMISED PEOPLE HAVE AN IMPAIRED RESPONSE TO VACCINES AND LESS PROTECTION AGAINST SEVERE COVID-19 OUTCOMES

Immunocompromised people are less likely to have detectable SARS-CoV-2 antibodies following vaccination than immunocompetent people

Seroconversion rates (detectable Abs) in immunocompromised people vs. immunocompetent controls after two COVID-19 vaccine doses[1] [*pre-Omicron*]



Immunocompetent
Immunocompromised
Seroconversion rates (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
98%
62%
98%
43%
98%
74%
Haematological cancers
(Weighted average of 19 studies)
Organ Transplant
(Weighted average of 24 studies)
Immune-Mediated Inflammatory Disorders
(Weighted average of 17 studies)

Immunocompromised people generate less protection against severe outcomes than immunocompetent people after bivalent boosters

Vaccine effectiveness against COVID-19-associated hospitalizations after bivalent booster compared with no vaccination[2]



Immunocompetent
Immunocompromised
Vaccine effectiveness (%)
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
62%
28%
24%
13%
7-59 days post bivalent booster
120-179 days post bivalent booster

References: 1. Lee BMJ 2022 ; 2. Centers for Disease Control and Prevention, Estimates of Bivalent mRNA Vaccine Durability in Preventing COVID-19-Associated Hospitalization and Critical Illness Among Adults with and Without Immunocompromising Conditions – VISION Network, September 2022-April 2023; Abs, antibodies

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EVEN IN PRIMARILY IMMUNOCOMPETENT POPULATIONS, COVID-19 VACCINE EFFECTIVENESS (VE) HAS WANED

Monovalent boosters provided 90% VE against symptomatic Delta infection vs. 46% VE against symptomatic Omicron infection

VE against symptomatic COVID-19 in primarily immunocompetent[1]

Monovalent (BNT162b2)	**≥10 wks** from monovalent booster (following two doses of monovalent vaccine)
Delta B.1.617.2	90%
Omicron B.1.1.529	46%

Bivalent boosters have shown 4-29% VE against infection with more recent Omicron variants

VE against SARS-CoV-2 infection in primarily immunocompetent[2]

Bivalent Booster	**Up to 26 wks** from bivalent booster
Omicron BA.4/5 dominant phase	29%
Omicron BQ dominant phase	20%
Omicron XBB dominant phase	4%

A mAb therapeutic that offers more robust protection against current variants would be an important addition to the COVID-19 medicine cabinet, especially for vulnerable populations

References: 1. Andrews N Engl J Med 2022; 2. Shrestha Open Forum Infectious Diseases 2023

INVIVYD 5

IN ADDITION TO PREVENTION, MONOCLONAL ANTIBODIES ALSO HAVE COMPELLING POTENTIAL IN THE TREATMENT OF COVID-19 PREVENTION TREATMENT Vaccines mAbs Antivirals Anti-SARS-CoV-2 mAbs are expected to provide: • Rapid, passive immunity Limitations for the Limitations for the immunocompromised: • Utility for prevention or immunocompromised: outpatient treatment People with impaired Significant drug-drug • Favorable tolerability without immune systems may not interactions can limit the significant drug-drug 2 generate protective levels utility of some oral interactions of antibodies following antivirals as a treatment 1 vaccination option for this 3 population References: 1. Lee BMJ 2022; 2. McCreary JAMA Netw Open 2023; 3. Marzolini Clin Pharmacol Ther 2022 6

PREVENTION OF COVID-19 IN VULNERABLE POPULATIONS PRESENTS A COMPELLING, POTENTIAL LONG-TERM VALUE PROPOSITION $2.2B in total revenue of Evusheld® in 2022, a mAb previously 1 authorized to protect vulnerable populations from COVID-19 $1,400 $1,270M $1,200 In a 2023 survey of U.S. physicians $1,000 $914M who treat immunocompromised people, 76% said they would be $800 ‘extremely likely’ or ‘somewhat likely’ to use Evusheld® if it were $600 still available and relevant to 2 circulating SARS-CoV-2 strains $400 $200 $135M $0 H2 2021 H1 2022 H2 2022 References: 1. Results publicly reported by AstraZeneca; 2. Invivyd-sponsored survey of HCPs in the U.S. (N=197) (2023) 7 TOTAL REVENUE (MILLIONS)

SUMMER UPTICK FORESHADOWS POTENTIAL FALL AND WINTER WAVES AND HIGHLIGHTS ONGOING NEED FOR COVID-19 THERAPEUTICS More older adults have been hospitalized for Covid-19 over the past several weeks, according to data reviewed by health insurer Humana. August 28, 2023 September 6, 2023 August 17, 2023 July 27, 2023 8

HCPs CONTINUE TO REPORT THAT A SIGNIFICANT SUBSET OF IMMUNOCOMPROMISED PEOPLE ARE AT HIGH-RISK OF SEVERE COVID-19

Risk of severe COVID-19 for select immunocompromised populations according to July 2023 survey of specialty HCPs in the U.S.[1]

1 = No greater risk compared to the general population; 10 = Extremely high risk


Risk of severe COVID-19
Lung transplant 9
Liver transplant 9
Kidney transplant 9
Primary immunodeficiency diseases 8
Hematologic / lymphatic cancer 8
Stem cell transplant 8
Rheumatoid arthritis 7
Non-virally suppressed HIV 7
Non-hematologic cancer 6
Inflammatory bowel diseases 6
Multiple sclerosis 5
Psoriasis 5
Early-stage chronic kidney disease 5

"We know that if a lung transplant patient gets COVID-19, their mortality is very high. Many patients have no way to mount a vaccine response, and those who will be transplanted in the future need something to protect them."
– Transplant Pulmonologist

"[Stem cell transplant patients] are much higher risk from not having an immune system." – Hematologist

"I was using Evusheld® very frequently. It was a real life-saver for many patients. I stopped after it was no longer considered effective." – Neurologist

1. Participants were asked: On a scale from 1 to 10, how much greater risk for contracting severe COVID-19 does a patient with the following conditions have, compared to the general population? Reference: Invivyd-sponsored survey of specialty HCPs in the U.S. (N=141) (Jul 2023)

INVIVYD 9

Our Platform & VYD222 © 2023 Invivyd, Inc. Invivyd and the Invivyd logo are trademarks of Invivyd, Inc. All trademarks in this presentation are the property of their respective owners.

INVIVYD IS TAKING A PLATFORM-BASED APPROACH DESIGNED TO KEEP PACE WITH VIRAL EVOLUTION By leveraging state-of-the-art viral surveillance, antibody discovery and engineering, we aim to continuously discover and optimize mAb candidates that can perpetually protect the vulnerable from serious viral threats VIRAL SURVEILLANCE & ANTIBODY DISCOVERY ANTIBODY ENGINEERING PREDICTIVE MODELING Continuous monitoring of viral evolution Deep B-cell mining to isolate Industry-leading antibody engineering to and mapping of common mutational broadly neutralizing mAbs that target rare viral improve potency, breadth, biophysical escape routes with the aim to predict epitopes that are not under strong immune pressure, properties, and developability of candidates potential future variants of concern increasing the probability of sustained utility discovered through B-cell mining STREAM OF mAb CANDIDATES 11

VYD222: ENGINEERED FOR BROAD ACTIVITY AND PROLONGED UTILITY



VYD222

Broadly neutralizing, half-life extended mAb candidate in development for the prevention of symptomatic COVID-19 in vulnerable populations, such as immunocompromised people


SARS-CoV-2
Envelope
RNA
Nucleocapsid protein (N)
Membrane glycoprotein (M)
Spike glycoprotein (S)
ACE2
Host cell
RBD
ACE2
Spike

Binds to the spike protein receptor binding domain (RBD) of SARS-CoV-2, interfering with the virus's ability to infect human cells

EVADE — Ph 2/3 clinical trial of ADG20 for COVID-19 prevention

STAMP — Ph 2/3 clinical trial of ADG20 for COVID-19 treatment

Engineered from adintrevimab (ADG20), a mAb candidate that Invivyd previously studied in 2 clinical trials with clinical endpoints; data from the EVADE trial expected to accelerate VYD222 development

Reference: Saxena SK VirusDis 2020 (SARS-CoV-2 figure)

INVIVYD 12

VYD222 HAS DEMONSTRATED BROAD *IN VITRO* NEUTRALIZING ACTIVITY AGAINST VARIOUS PRE-OMICRON AND OMICRON VARIANTS

VARIANT	SUBLINEAGE	VYD222[1]
WT(D614G)	WT(D614G)	✓
Delta	B.1.617.2	✓
Omicron	BA.1	✓
	BA.4/5	✓
	BA.4.6	✓
	BF.7	✓
	XBB.1	✓
	XBB.1.5	✓
	XBB.1.16	✓
	XBB.1.5.10	✓

XBB.1.5.10 and EG.5 (one of the dominant variants in the U.S.) have the same mutations in the spike protein[2-3]

✓ Neutralizing in standardized *in vitro* assays

References: 1. VYD222 data generated by Labcorp-Monogram Biosciences using the pseudovirus PhenoSense® SARS-CoV-2 Neutralizing Antibody Assay;
2. https://covid.cdc.gov/covid-data-tracker/#variant-proportions (accessed Sept 6, 2023);
3. covSPECTRUM.org (accessed Sept 7, 2023)

INVIVYD 13

INVIVYD IS RAPIDLY ADVANCING VYD222 FOR THE PREVENTION OF SYMPTOMATIC COVID-19

Q1 2023
- Dosed first participants in Phase 1 clinical trial
- Initiated manufacturing of potential commercial inventory

Q2 2023
- Reported positive initial Phase 1 clinical data

Q3 2023
- Reached general alignment w/ FDA on pathway to potential EUA

  Unique, rapid development pathway for mAbs using immunobridging via serum neutralizing titers could be enabled by previously generated clinical trial data from prototype mAb, when certain criteria are met

- Dosed first participant in Phase 3 pivotal clinical trial (CANOPY)

Q4 2023
- **Anticipated initial primary endpoint data from CANOPY clinical trial** late 2023/early Q1 2024

INVIVYD 14

POSITIVE INITIAL VYD222 PHASE 1 CLINICAL TRIAL DATA SHOW STRONG SERUM NEUTRALIZING TITERS & FAVORABLE SAFETY PROFILE • 30 healthy volunteers enrolled across three different dosing cohorts; in each cohort, participants were randomized 8:2 to VYD222 or placebo • Initial clinical trial data showed that VYD222 was generally well-tolerated at all three dose levels tested • As expected, a dose-dependent increase in serum neutralizing titers against Omicron XBB.1.5 was observed 21000 121-fold rise 18000 15000 Geometric mean serum neutralizing 12000 titers against 93-fold rise Omicron XBB.1.5 9000 16865 6000 39-fold rise 9647 3000 3245 84 85 139 0 Baseline D7 Baseline D7 Baseline D7 Cohort 1 Cohort 2 Cohort 3 1500 mg VYD222 2500 mg VYD222 4500 mg VYD222 15 Reference: ClinicalTrials.gov Identifier: NCT05791318

THE CANOPY PHASE 3 CLINICAL TRIAL OF VYD222 IS DESIGNED TO RAPIDLY GENERATE CLINICAL DATA FOR A POTENTIAL EUA



COHORT A
Immunocompromised
(N=300)
Open Label
VYD222 4500 mg IV (n=300)
Day 1
(Dosing)
Day 28
(Primary efficacy endpoint)
Month 3
(Redosing)
Month 12
(Last visit)

Primary endpoints:
- Safety/tolerability
- Day 28 serum neutralizing titers against relevant SARS-CoV-2 variants



COHORT B
At risk of SARS-CoV-2
exposure (N=450)
2:1 Randomization
VYD222 4500 mg IV (n=300)
Day 1
(Dosing)
Month 3
(Redosing)
Month 12
(Last visit)
Placebo IV (n=150)

Primary endpoint:
- Safety/tolerability

Day 28 titers from Cohort A, plus safety data from both cohorts, expected to enable clinical data package for a potential VYD222 EUA submission for prevention of symptomatic COVID-19

IV, intravenous

INVIVYD 16

DAY 28 SERUM NEUTRALIZING TITERS FROM IMMUNOCOMPROMISED COHORT WILL BE USED IN THE CANOPY PRIMARY EFFICACY ANALYSIS

Serum neutralizing titers (either mAb or vaccine-induced) have been shown to correlate with protection against symptomatic COVID-19



Reported protection against symptomatic COVID-19 (%)
100
90
80
70
60
50
40
30
20
10
0
10
100
1000
10000
Geometric mean serum neutralizing titer (FRNT50)
AZD1222/WT (2nd dose + 14-28d)
AZD1222/Alpha (2nd dose + 14-28d)
AZD1222/Gamma (2nd dose + 14-28d)
AZD1222/Delta (2nd dose + 14-28d)
AZD1222/Omicron (2nd dose + 28d)
BNT162b2/WT (2nd dose + 7-17d)
BNT162b2/Alpha (2nd dose + 7-17d
BNT162b2/Beta (2nd dose + 7-17d)
BNT162b2/Gamma (2nd dose + 7-17d)
BNT162b2/Delta (2nd dose + 7-17d)
BNT162b2/Delta (2nd dose + 6M)
BNT162b2/Delta (3rd dose + 28d)
BNT162b2/Omi BA.1 (2nd dose + 6M)
BNT162b2/WT (1st dose + 28d)
adintrevimab/Omi BA.1/BA1.1 (d28)
adintrevimab/Omi BA.1/BA1.1 (d60)
adintrevimab/Omi BA.1/BA1.1 (d90)
adintrevimab/Delta (d90)
adintrevimab/Delta (d180)
Vaccines
Invivyd's previously studied mAb candidate (adintrevimab)

The CANOPY clinical trial primary efficacy analysis will use an immunobridging approach comparing VYD222 data from Cohort A to certain historical data from the company's Phase 2/3 clinical trial of adintrevimab for the prevention of symptomatic COVID-19 (EVADE)

Reference: Schmidt Sci Transl Med 2023; FRNT, focus reduction neutralization test

INVIVYD 17

VYD222 IS ONE OF MANY ANTIBODIES IN INVIVYD'S ROBUST PIPELINE

PROGRAMS	PLATFORM	INDICATION(S)	DISCOVERY/ PRECLINICAL	IND-ENABLING	PHASE 1	PHASE 2	PHASE 3	STATUS
CORONAVIRUSES								
VYD222	mAb	Prevention						Initiated Ph 3 clinical trial in Sept 2023
COVID candidate #2	mAb	Prevention or treatment						Engineering variant matching
COVID candidate #3	mAb	Prevention or treatment						Engineering variant matching
COVID candidate #4	mAb	Prevention or treatment						Engineering variant matching
Adintrevimab	mAb	Prevention						Trials concluded; EUA filing dependent on variant susceptibility
Adintrevimab	mAb	Treatment						
OTHER VIRUSES								
Influenza	mAb combination	Prevention						Early discovery

Investigational therapies are not approved for use by regulatory authorities. The safety and efficacy of pipeline candidates have not been established.

INVIVYD 18

MANAGEMENT TEAM WITH EXPERTISE IN INFECTIOUS DISEASES AND TRACK RECORD OF SUCCESS Peter C. Schmidt, M.D., MSc Stacy Price, M.S. William Duke, M.B.A Dave Hering, M.B.A. Chief Medical Officer Chief Technology & Manufacturing Officer Chief Financial Officer Chief Executive Officer & Director Jill Andersen, J.D. Jeremy Gowler Robert Allen, Ph.D. Chief Legal Officer & Corporate Secretary Chief Operating & Commercial Officer Chief Scientific Officer 19

INVIVYD IS POISED TO ENTER A TRANSFORMATIONAL PERIOD, WITH A NEAR-TERM OPPORTUNITY TO DELIVER A MUCH NEEDED THERAPEUTIC Providing vulnerable populations, such as immunocompromised people, with protection from COVID-19 is a compelling, potential long-term value proposition Invivyd is rapidly executing on its VYD222 clinical development plan, with positive initial Phase 1 clinical data delivered in Q2 2023 and initial primary endpoint data from the CANOPY Phase 3 clinical trial anticipated end of 2023/early Q1 2024 Cash, cash equivalents and marketable securities of $298.4 million as of June 30, 2023 expected to support operating runway into the fourth quarter of 2024, excluding potential contribution of commercial product revenue 20

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